UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2008

LCC International, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21213 (Commission File Number)	54-1807038 (IRS Employer Identification No.)

7900 West Park Drive, Suite 315-A, McLean, Virginia (Address of principal executive offices)	22102 (Zip Code)

Registrant’s telephone number, including area code: 703-873-2000
Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     As previously disclosed, LCC International, Inc. (“LCC” or the “Company”) was unable to file its Form 10-Q with the Securities and Exchange Commission (“SEC”) for the period ended March 31, 2008 as required by Marketplace Rule 4310(c)(14).
     As expected, and in accordance with Nasdaq’s rules, on May 16, 2008, LCC received a Nasdaq staff determination letter stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because it has not timely filed with Nasdaq its Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 (the “Form 10-Q”). As a result of the filing delay, the Company will be included in a list of non-compliant companies maintained by Nasdaq on its website and an indicator will be broadcast over Nasdaq’s data dissemination network noting the non-compliance and will be displayed with quotation information related to the Company’s securities on Nasdaq.com, NasdaqTrader.com and by other third-party providers of market data information during the Company’s period of noncompliance.
     The letter states that trading of the Company’s Class A Common Stock would be suspended on May 28, 2008 and a Form 25-NSE filed with the SEC removing the Company’s securities from listing and registration on The Nasdaq Stock Market unless the Company requests a hearing before a Nasdaq Listing Qualifications Panel no later than 4:00 p.m. Eastern Time on May 23, 2008. LCC will request a hearing for its appeal of the staff determination before the Nasdaq Listing Qualification Panel. The Company’s common stock will remain listed on the Nasdaq Stock Market pending the outcome of the Nasdaq Listing Qualifications Panel’s decision. The Company cannot provide any assurances that the Nasdaq Listing Qualifications Panel will grant its request for continued listing on The Nasdaq Stock Market.
     LCC is currently engaged in preparing the financial statements and disclosures for the March 31, 2008 Form 10-Q and expects to file the report by June 6, 2008.
     A copy of the Company’s press release dated May 16, 2008 is attached hereto as Exhibit 99.1 and is incorporated by reference to this Item 3.01.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
The following document is herewith filed as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release, dated May 16, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.
By:	/s/ Peter A. Deliso
Peter A. Deliso
Senior Vice President, New Ventures, General Counsel & Secretary

Date: May 16, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 16, 2008